Exhibit 10.1

Transition Agreement

The following transition agreement (“Agreement”) between Michael Ellis (“you”, “your”, or “Employee”) and Flywire Corporation (the “Company”) confirms your transition and separation from employment and offers you certain benefits to which you would not otherwise be entitled, conditioned upon your provision of a general release of claims and agreement and adherence to other terms and conditions set forth in this Agreement and the attached Release (defined below). Company and Employee may be referred to herein collectively as the “Parties,” and each an individual a “Party”. If you agree to the terms outlined here, please sign and return this Agreement in the timeframe outlined below.

1.
Transition and Separation from Employment: Employee’s employment with the Company in his role as the Chief Financial Officer shall continue until the earlier of (a) March 31, 2024 or such later date as the Company requests for you to continue in your role as Chief Financial Officer, but such later date shall not be after June 30, 2024, or such later date as the Parties may mutually agree to in writing, or (b) if the Company appoints your successor as Chief Financial Officer prior to March 31, 2024, such date that the Company determines that the transition of your knowledge and duties as Chief Financial Officer to such successor Chief Financial Officer is complete (such date, the “CFO Transition Date”), which shall be no later than the Separation Date. You shall remain an employee through earlier of (i) your termination of employment, or (ii) June 30, 2024 or such later date as the Parties may mutually agree in writing. You agree to travel to the Company’s Boston headquarters consistent with past practice as well as other customary and ordinary business travel. You agree to continue to utilize your best efforts in the performance of your duties as the Company’s Chief Financial Officer through March 31, 2024, and for the period from April 1, 2024 through the CFO Transition Date if after March 31, 2024, you will continue to use your best efforts in the performance of your duties as reasonably assigned by the Company. The actual date of the termination of your employment is herein referred to as the “Separation Date.” Consistent with past practice, you will be allowed to enter into advisory agreements with other companies which do not compete with the Company upon approval by the Company which will not be unreasonably withheld.

You acknowledge and agree that you were provided a copy of this Agreement on October 23, 2023 (the “Notification Date”). This Agreement is intended to provide you with additional benefits and compensation than you would have otherwise been entitled. The period between the Notification Date and Separation Date is herein referred to as the “Transition Period.”

2.
Final Pay and Benefits: The Company will provide your final pay, which represents all of your earned but unpaid compensation, less lawful deductions (the “Final Pay”) through the Separation Date, in a timely manner and in accordance with your state’s law. You are not required to sign this Agreement to receive your Final Pay. After the Separation Date, under separate cover, you will receive information about your rights, if any, to continue your participation in the Company’s health insurance plan under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”), or its equivalent in your state.
3.
Transition Benefits. If you sign and return this Agreement to the Company before the end of the Consideration Period (defined below), then the Company will continue to employ you and to pay you your current base salary through the Separation Date, less lawful deductions, in accordance with the Company's regular payroll schedule (the “Transition Benefits”). During the Transition Period you shall continue to be eligible to receive the same base salary, bonus opportunity (for fiscal year 2023 only) and benefits from the Company as in effect immediately prior to the Notification Date and will be expected to perform those duties and tasks as Chief Financial Officer prior to the CFO Transition Date and, if applicable, as an employee after CFO Transition Date, including but not limited to such tasks as may be

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related to the transition of your knowledge and duties (such duties and tasks, the “Transition Services”). You acknowledge and agree that the Transition Benefits constitute additional payments and benefits provided to you, to which you are not otherwise entitled, and are made in exchange for your accepting this Agreement. These additional benefits include enhanced severance, accelerated vesting of certain outstanding equity awards and the opportunity to remain employed for a period of time following the CFO Transition Date. Further, you expressly acknowledge and agree that if you do not sign and return this Agreement to the Company before the end of the Consideration Period, you shall not be entitled to the Transition Benefits, and your employment with the Company will be terminated.
4.
Discretionary Bonus. In fiscal year 2024, in the sole discretion of the Compensation Committee of the Company’s Board of Directors, you shall be eligible to receive a one-time cash bonus in the target amount of $150,000 (the “Bonus”), which may be greater than or less then such target as determined by the Board. The Bonus, if any, shall be paid within 2 ½ months following the CFO Transition Date. The determinations of the Compensation Committee of the Company’s Board of Directors that are made in good faith with respect to the Bonus will be final and binding.
5.
Termination Benefits:
a.
General. If you are either (i) subject to the Benefits Trigger or (ii) are subject to an Involuntary Termination in the three (3) months prior to a Change in Control, on a Change in Control or in the twelve (12) months following a Change in Control then you will be entitled to the applicable benefits described in this Termination Benefits section. However, this Termination Benefits section will not apply unless you have (x) returned all Company property in your possession, and (y) timely signed and returned to the Company on, but not before, the Separation Date, and do not revoke the release set forth in Exhibit B of this Agreement (the “Release”). You must execute and return the Release on or before the date specified by the Company in the prescribed form (the “Release Deadline”). The Release Deadline will in no event be later than 60 days after your Separation. If you fail to return the release on or before the Release Deadline, or if you revoke the Release, then you will not be entitled to the benefits described in this Termination Benefits section.
b.
Severance Payment outside a Change in Control. Beginning on the Separation Date the Company will continue to pay your base salary until the later of (i) December 31, 2024 or (ii) the date nine (9) months after your Separation. Your base salary will be paid at the rate in effect at the time of your Separation and in accordance with the Company’s standard payroll procedures. The salary continuation payments will commence within 60 days after your Separation and, once they commence, will include any unpaid amounts accrued from the date of your Separation. However, if the 60-day period described in the preceding sentence spans two calendar years, then the payments will in any event begin in the second calendar year.
c.
Equity Benefit outside a Change in Control. If you are subject to the Benefits Trigger, then the Company will accelerate the vesting of your then-outstanding and unvested nonqualified option shares and equity awards that are subject to time-based vesting such that the vested percentage of the shares subject to such nonqualified options and equity awards will be determined as if you had remained in continuous service with the Company through December 31, 2024 (the “Equity Benefits”). The period of time to exercise any vested nonqualified stock options will be extended from 3 months after the Separation Date to the earlier of (i) the expiration date of the applicable nonqualified option or (ii) one year after the Separation Date. For the avoidance of doubt, you understand that the extension of the post-termination option exercise period shall not apply to any incentive stock options.

In the event that the CFO Transition Date is extended later than March 31, 2024 (but it shall not be extended any later than June 30, 2024 or such later date as the Parties mutually agree in

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writing), then the Company will accelerate the vesting of your then-outstanding and unvested option shares and equity awards that are subject to time-based vesting such that the vested percentage of the shares subject to such options and equity awards will be determined as if you had remained in continuous service with the Company through December 31, 2024 plus the number of days between March 31, 2024 and the Separation Date (such date, the “Acceleration Date”); provided, however, if such date falls between two vesting periods, the vesting percentage of the shares for the applicable option or equity award for such period shall be determined on a pro-rata basis as follows: the number of shares eligible to vest for such vesting period multiplied by a fraction equal to (x) the number of days between the vesting date for the prior vesting period and the Acceleration Date, divided by (y) the number of days between the vesting date for the prior vesting period and the vesting date for the next vesting period, rounded down to the nearest whole share, notwithstanding anything to the contrary in the governing award agreement. Any equity awards which vest as a result of an extension for CFO Transition services after March 31, 2024 will vest on the Separation Date. Notwithstanding anything in this Agreement to the contrary, if you resign for other than Good Reason or are terminated by the Company for Cause prior to the Separation Date (which can be no later than June 30, 2024), then you will forfeit any right to acceleration of vesting for all Equity Benefits.

d.
Severance Payment in connection with a Change in Control. If you are subject to an Involuntary Termination in the three (3) months prior to a Change in Control, on a Change in Control or in the twelve (12) months following a Change in Control, then the Company will pay you a lump sum cash payment equal to: 1 times the sum of (x) your base salary at the rate in effect at the time of your Separation plus (y) your annual target bonus at the target in effect at the time of your Separation. However, if the 60-day period described in subsection (a) of this Termination Benefits section spans two (2) calendar years, then the lump sum payment will be paid on the first payroll date following expiration of the applicable revocation period in the second calendar year.
e.
Equity Benefit in connection with a Change in Control. In the event you are subject to an Involuntary Termination (i) and the Company reasonably anticipates a Change in Control in the three (3) months following your Involuntary Termination, (ii) on a Change in Control or (iii) in the twelve (12) months following a Change in Control, then all of your outstanding and unvested option shares and equity awards that are subject to time-based vesting shall be 100% vested and non-forfeitable. In the event that prior to such Involuntary Termination, any unvested options held by you were terminated without payment upon the closing of the Change in Control, then, in lieu of the acceleration of vesting set forth above, you shall receive a cash payment equal in value to the difference between (A) the “Per Share Consideration,” defined as the amount payable per share in the Change in Control, times the number of option shares that would have been accelerated pursuant to the preceding sentence and (B) the aggregate exercise price of such shares, which amount shall be payable in a lump sum within 15 business days of the Involuntary Termination.
f.
COBRA Benefits. Beginning on the Separation Date, if you elect to continue your health insurance coverage under COBRA following your Separation, then the Company will continue to pay the same percentage of your monthly premium under COBRA, which is understood to potentially be higher than said premium for active employees, until the later of (i) December 31, 2024 or (ii) the date nine (9) months after your Separation. If you are subject an Involuntary Termination in the three (3) months prior to a Change in Control, on a Change in Control or in the twelve (12) months following a Change in Control and you elect to continue your health insurance coverage under COBRA following your Separation, then the Company will continue to pay the same percentage of your monthly premium under COBRA, which is understood to potentially be higher than said premium for active employees, until twelve (12) months after your Separation.
g.
Accrued Rights. You will be entitled to receive the following upon termination of employment for any reason: (i) your Final Pay; (ii) reimbursement for any unreimbursed business expenses;

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and (iii) such employee benefits, if any, to which the Employee may be entitled under the applicable Company plans upon termination of employment. Paid time off earned through the Separation Date, including the full carryover of any unused days as of December 31, 2023.
h.
Acknowledgement. You acknowledge and agree that the Company’s obligation to make any severance payments set forth in this Termination Benefits section will cease immediately upon your material breach of the Confidentiality Agreement (as defined below) after being provided written notice of such breach and 30 days’ opportunity to cure as provided below. You agree to faithfully and diligently discharge (i) your duties as Chief Financial Officer, including all duties reasonably and customarily expected as a Chief Financial Officer without any further instruction from the Company, the Company’s officers or the Company’s Board of Directors and (ii) such other reasonable duties as assigned to you by the Company’s Chief Executive Officer, Company’s President and Chief Operating Officer or the Company’s Board of Directors. You further acknowledge and agree that this Termination Benefits section replaces and supersedes, your right, if any, to the termination benefits described in Section 5 of the Employment Agreement between you and the Company executed May 14, 2021 (the “Employment Agreement”).
6.
Equity:
a.
Options. On April 26, 2015, you were granted a stock option (the “First Option”) to purchase 516,873 shares of the Company’s common stock (the “Common Stock”) under the Company’s 2009 Equity Incentive Plan (the “2009 Plan”). On November 28, 2018, you were granted a stock option (the “Second Option”) to purchase 195,000 shares of Common Stock under the Company’s 2018 Equity Incentive Plan (the “2018 Plan”). On January 21, 2021, you were granted an additional stock option (the “Third Option” and collectively with the First Option and the Second Option, the “Options”) to purchase an additional 195,000 shares of Common Stock under the 2018 Plan. As of the Notification Date: (i) all of the shares subject to the First Option have vested, 101,729 of which remain exercisable, (ii) all of the shares subject to the Second Option have vested, 117,456 of which remain exercisable, and (iii) 134,062 of the shares subject to the Third Option have vested, of which 42,562 remain exercisable and 60,938 remain unvested. You have exercised and subsequently sold certain of the shares subject to the Options. You acknowledge and agree that as of the date hereof, you hold 240,901 shares of Common Stock (including any unvested RSUs (defined below)) and you hold an additional 27,805 shares of Common Stock (including any unvested RSUs) through the Michael Ellis 2021 Grantor Retained Annuity Trust No. 2. Pursuant to the applicable notice of stock option grants and stock option agreements (each, collectively, a “Stock Option Agreement”) between you and the Company, any vested shares subject to your Options shall remain exercisable at any time until the date three months after the Separation Date (and such shares to the extent unexercised will expire on such date). Any unvested shares subject to your Options will expire on the Separation Date for no consideration. The Stock Option Agreements and, if applicable, any agreements or notices pursuant to which you acquired or acquire any shares subject to your Options will remain in full force and effect, and you agree to remain bound by those agreements.
b.
RSUs. On March 4, 2022, the Company granted you 90,014 restricted stock units (the “First RSUs”) of the Company pursuant to a Restricted Stock Unit Award Agreement (the “First RSU Agreement”). As of the Notification Date, you will have satisfied the time-based vesting requirement with respect to 33,754 of the First RSUs (the “First Grant Vested RSUs”) and you will not have satisfied the time-based vesting requirement with respect to 56,260 of the First RSUs (the “First Grant Unvested RSUs”). On March 14, 2023, the Company granted you 101,023 restricted stock units (the “Second RSUs” and together with the First RSUs, the “RSUs”) pursuant to a Restricted Stock Unit Award Agreement (the “Second RSU Agreement” and together with the First RSU Agreement, the “RSU Agreements”). As of the Notification Date, you will have satisfied the time-based vesting requirement with respect to none of the Second RSUs (the “Second Grant Vested RSUs” and together with the First Grant Vested RSUs, the

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“Vested RSUs”) and you will not have satisfied the time-based vesting requirement with respect to all 101,023 of the Second RSUs (the “Second Grant Unvested RSUs” and together with the First Grant Unvested RSUs, the “Unvested RSUs”). The Vested RSUs have settled or will settle pursuant to the terms of the RSU Agreements and the then-Unvested RSUs will terminate on the Separation Date. The RSU Agreements will remain in full force and effect and you agree to be bound by those Agreements.
c.
ESPP. You elected to participate in the Company’s Employee Stock Purchase Plan (the “ESPP”). As of the Separation Date you will no longer be able to participate in the ESPP. Any contributions to the ESPP you made during the offering period in effect at the time of your termination will be used to purchase shares or returned to you, in accordance with the ESPP’s terms. Please refer to the Fidelity NetBenefits platform for the details regarding your equity holdings, if any.
d.
Except as set forth in this Equity section (and subject to vesting acceleration, if any, set forth in subsection (c) or subsection (e) of the Termination Benefits section), you further acknowledge and agree that you do not have any other rights to receive, acquire, possess or vest into any additional shares of Common Stock or any other shares, warrants, securities, derivative securities or other class of capital stock of the Company or any of its parent, subsidiary or affiliated entities. In addition, you acknowledge and agree that, notwithstanding any prior negotiations and agreements, whether written or oral, to the contrary, except as provided in this Agreement, you will not be eligible for either a fiscal year 2024 bonus or any additional equity awards during the Transition Period.
7.
Employee Representations: You acknowledge that the Company relies on these representations by you entering into this Agreement:
a.
You do not have a claim against the Company or the Releasees (defined below), or otherwise have not made internal, administrative, or judicial complaints, claims, or actions against or regarding the Company or the Releasees, for claims you are releasing in this Agreement;
b.
You have reported to the Company any work-related injuries or occupational illnesses sustained by you during your employment with the Company;
c.
You have been properly provided any leaves of absence requested and available to you based on your or your family members’ health or medical condition or military service, and have not been subjected to any improper treatment, conduct, or actions due to a request for or taking such leave;
d.
Through the Effective Date (defined below), you have received all compensation due because of services you performed for the Company; and
e.
You are not aware of any conduct by any person that violates Company policy or the Company’s legal, compliance, or regulatory obligations, or any other suspected ethical or compliance issues by the Company or the other Releasees that you have not brought to the attention of the Company.
8.
Return of Company Property: You warrant to the Company that upon the earlier of (a) the Separation Date or (b) upon the request of the Company, you will return to the Company all of its property and data of any type in your possession, custody, or control including, but not limited to keys, access codes or devices, physical or electronically stored documents or files, cell phone, and passwords (“Company Property”). All of the Company’s property and data will be returned in the same working condition in which they were issued. Notwithstanding anything to the contrary in this Agreement, you are allowed to retain your laptop computer (the “Company Laptop”) and printer (the “Company Issued Computer and Printer Benefit”). The Company Issued Computer and Printer Benefit is also contingent upon you submitting the Company Laptop back to the Company for purposes of allowing the Company to wipe all

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Company information and programs from the Company Laptop on or before the Separation Date. Once wiped by the Company, subject to the conditions set forth herein, the Company Laptop will be provided to you in “as is” condition, without warranty or guarantee.
9.
Proprietary Information and Restrictive Covenants: You acknowledge that you are bound and continue to be bound by the Company’s Employee Invention Assignment and Confidentiality Agreement (the “Confidentiality Agreement”), a copy of which is attached hereto as Exhibit A.
10.
Resignation: Effective as of the CFO Transition Date, without any further action by the Parties, Employee hereby voluntarily resigns from all positions held by Employee as an officer of Company and as a director and/or officer of Company’s subsidiaries (or such equivalent positions). To the extent that Employee is an employee of Company as of such date, the foregoing does not constitute a resignation from such employment.
11.
General Release and Waiver of Claims: You acknowledge and agree that the payments and promises set forth in this Agreement are in full satisfaction of all accrued salary, paid time off, bonus and commission pay, profit‑sharing, stock, stock options, restricted stock units or other ownership interest in the Company, termination benefits or other compensation to which you may be entitled by your employment with the Company, your separation from the Company or otherwise. To the fullest extent permitted by law, you on behalf of yourself, your heirs, family members, executors, estates, agents and assigns, or any controlled affiliate and any trust or other entity of which you or your heirs, estates or family directly or indirectly hold a majority beneficial interest, fully, finally, and forever release and discharge the Company and its owners, agents, officers, shareholders, employees, directors, attorneys, subscribers, subsidiaries, affiliates, successors, investors, and assigns (collectively “Releasees”) of and from all claims and potential claims that may legally be waived by private agreement, whether known or unknown, whether specifically enumerated or not in this Agreement, which you have asserted or could assert against the Company arising out of or relating in any way to acts, circumstances, facts, transactions, or omissions based on facts occurring up to and including the date you sign this Agreement (the “Released Claims”). The Released Claims specifically include but are not limited to: claims under common law or equity; claims for additional compensation or benefits arising out of your employment or your separation from employment; wage and hour claims; unlawful discharge; breach of contract; breach of the covenant of good faith and fair dealing; fraud; violation of public policy; defamation; physical injury; emotional distress; negligence; claims under Title VII of the 1964 Civil Rights Act; the Age Discrimination in Employment Act (“ADEA”); Older Workers Benefit Protection Act (“OWBPA”); the Employee Retirement Income Security Act of 1974 (“ERISA”); the Americans with Disabilities Act; the Workers Adjustment and Retraining Notification Act (“WARN”); the Equal Pay Act; the Family Medical Leave Act; the Civil Rights Act of 1866; the Pregnancy Discrimination Act; the Pregnant Workers Fairness Act; the Massachusetts Wage Act (M.G.L. c. 149, §§ 148 et seq.); the Massachusetts Minimum Fair Wage Law (M.G.L. c. 151); the Massachusetts Civil Rights Act; the Massachusetts Fair Employment Practices Act; the Massachusetts Equal Rights Law; the Massachusetts Equal Pay Act; the anti-discrimination provisions of the Massachusetts Paid Family and Medical Leave law; the Massachusetts COVID-19 Emergency Earned Sick Time law; the Massachusetts Privacy Act; the Florida Civil Rights Act (§§ 760.01 to 760.11, Fla. Stat.); the Florida Whistleblower Protection Act (§§ 448.101 to 448.105, Fla. Stat.); the Florida Workers' Compensation Retaliation provision (§ 440.205, Fla. Stat.); the Florida Minimum Wage Act (§ 448.110, Fla. Stat.); and any other federal, state, or local laws, constitution, rule, ordinance, order, and/or regulations, including their amendments and respective implementing regulations.
12.
Protected Rights:
a.
You understand that nothing in this Agreement limits your ability to file a charge or complaint with, to provide documents or information voluntarily or in response to a lawfully-served

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subpoena or other information request to, or to participate in an investigation or proceeding conducted by, the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Securities and Exchange Commission, or any other federal, state, or local government agency or commission (each, a “Government Agency”). You further understand this Agreement does not limit your ability to communicate with any Government Agency or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company. This Agreement does not limit your right to receive an award for information provided to any Government Agency.
b.
You understand that nothing in this Agreement: (i) applies to claims for unemployment or workers’ compensation benefits; (ii) applies to claims arising after the date you sign this Agreement; (iii) applies to claims for reimbursement of expenses under the Company’s expense reimbursement policies; (iv) applies to claims for any vested rights under the Company’s ERISA-covered employee benefit plans as applicable on the date you sign this Agreement; (v) applies to claims that controlling law clearly states may not be released by private agreement; (vi) limits or affects your right, if any, to challenge the validity of this Agreement under the ADEA or the OWBPA; (vii) applies to a non-disclosure or non-disparagement clause agreed to before a dispute arises involving a nonconsensual sexual act or sexual contact, including when the victim lacks capacity to consent, or relating to conduct that is alleged to constitute sexual harassment; (viii) shall be deemed to be a waiver or release by you of any rights of yours to indemnification, contribution or defense from or through the Company or its insurers, under the Company’s (or its affiliates’) charter or Bylaws, or under applicable law, with respect to prior actions or inactions relating in any way to Employee’s duties as a director, employee or officer of the Company (including pursuant to that certain Indemnification Agreement, dated as of May 26, 2021 by and between the Company and you (the “Indemnification Agreement”)) or claims under any directors’ and officers’ liability insurance policy (or similar policy); (ix) shall be deemed a waiver or release by you of your right to enforce the terms of this Agreement; or (x) precludes you from exercising your rights, if any, under Section 7 of the National Labor Relations Act (“NLRA”) or under similar state law to engage in protected, concerted activity with other employees, including discussing your compensation or terms and conditions of employment. However, by signing this Agreement, you are waiving your right to recover any individual relief, including any backpay, frontpay, reinstatement or other legal or equitable relief, in any charge, complaint, or lawsuit or other proceeding brought by you or on your behalf by any third party, except for any right you may have to receive a payment or award from a Government Agency (and not the Company) for information provided to said Government Agency and except as provided under applicable law.
c.
Notwithstanding your confidentiality obligations to the Company under the Confidentiality Agreement, this Agreement, and otherwise, you understand that as provided by the Federal Defend Trade Secrets Act, you will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret made: (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (ii) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.
d.
Notwithstanding your confidentiality obligations to the Company under the Confidentiality Agreement, this Agreement, and otherwise, you understand that as provided by the Federal Defend Trade Secrets Act, you will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret made: (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (ii) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.

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e.
Notwithstanding the above, you understand that upon the Effective Date, this Agreement will be final and binding. You promise not to pursue any claim released by this Agreement. Notwithstanding the foregoing, although you are releasing claims you may have under the ADEA and the OWBPA, you may challenge the knowing and voluntary nature of this release before a court, the Equal Employment Opportunity Commission or any other Government Agency charged with the enforcement of any employment laws.
13.
Confidentiality: Except as required by law and subject to the Protected Rights paragraph above, you must keep the existence, contents, terms, and conditions of this Agreement confidential and may not disclose them except to your immediate family, accountant(s), attorneys, or under subpoena or court order. If asked for information about this Agreement, you will simply respond that you and the Company have separated on agreed terms. Any breach of this Confidentiality paragraph shall be deemed a material breach of this Agreement.
14.
No Disparagement: Subject to the Protected Rights paragraph above, you agree that you will never intentionally make any disparaging, defamatory, or negative statements publicly or privately, online or offline, orally or in writing about the Company or its stockholders, directors, officers, employees, products, services or business practices, your employment with the Company, or the termination of that employment. In exchange for entering into this Agreement, the Company agrees that the Company shall direct its officers and directors to not make any disparaging, defamatory, or negative statements publicly or privately, online or offline, orally or in writing about you, your employment with the Company or the termination of your employment or your relationship with the Company, except to the extent required by law.
15.
Restricted Activities. During the Transition Period and for a period of nine (9) months immediately following your termination of employment with the Company (for any or no reason, whether voluntary or involuntary), you hereby agree that you will not directly or indirectly engage in any Competitive Activities (a) anywhere the Company offers its services or has customers during your employment with the Company or where your use or disclosure of the Company’s proprietary information could materially disadvantage the Company regardless of your physical location; or (b) anywhere within a fifty (50) mile radius of any physical location where you worked for the Company. The foregoing timeframes shall be increased by the period of time beginning from the commencement of any violation of the foregoing provisions until such time as you have cured such violation.

For the purposes of this Restricted Activities section, “the Company” includes the Company and all other persons or entities that control, are controlled by or are under common control with the Company and for whom Employee performed responsibilities or about whom Employee has any of the Company’s proprietary information.

For the purposes of this Restricted Activities section, “Competitive Activities” means any direct or indirect non-Company activity for a company that generates over $5,000,000 in higher education payments revenue (as aggregated across both domestic and cross-border revenue). For the avoidance of doubt, Competitive Activities do not include being a holder of less than one percent (1%) of the outstanding equity of a public company.

16.
Cooperation: You agree to cooperate with the Company relating to matters within your knowledge or responsibility following termination of your employment. Without limiting this commitment, you agree (a) to meet with Company representatives, its counsel, or other designees at mutually convenient times and places with respect to any items within the scope of this provision; (b) to provide truthful testimony regarding same to any court, agency, or other adjudicatory body; (c) to execute such instruments and documents necessary to transition contracts, accounts and licenses to a Company designee following

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your termination of employment, subject to the Indemnification Agreement; and (d) to provide the Company with notice of contact by any non-governmental adverse party or such adverse party’s representative, except as may be required by law. The Company will reimburse you for reasonable out of pocket expenses, if any, in connection with the cooperation described in this paragraph.
17.
No Admission of Liability: This Agreement shall not be construed or contended by you to be an admission or evidence of any wrongdoing, unlawful conduct, or liability by the Company or the Releasees. This Agreement shall be afforded the maximum protection allowable under Federal Rule of Evidence 408 and/or any other state or federal law of similar effect. However, the Parties agree that this Agreement may be used as evidence in a subsequent proceeding in which any of the Parties allege a breach of this Agreement or as a complete defense to any lawsuit brought by any party.
18.
Complete and Voluntary Agreement: This Agreement, including any exhibit(s) and the Indemnification Agreement constitutes the entire agreement between you and Releasees regarding the subject hereof and supersedes all prior negotiations and agreements, whether written or oral, relating to such subject, including, but not limited to, the Employment Agreement. In addition, notwithstanding the foregoing, this Agreement shall not supersede obligations you may have under any agreements with the Company regarding the non-disclosure of trade secrets and confidential or proprietary information, prohibiting solicitation of customers, suppliers, or employees, prohibiting competition with the Company, assigning intellectual property, indemnification or providing for a dispute resolution mechanism. You acknowledge that neither the Company, the Releasees, nor their agents or attorneys have made any promise, representation or warranty, either express or implied, written or oral, which is not contained in this Agreement to induce you to execute the Agreement. You acknowledge that you have executed this Agreement in reliance only upon the promises, representations and warranties herein, and that you are executing this Agreement voluntarily and free of any duress or coercion.
19.
Definitions: The following terms shall have the meaning set forth below wherever they are used in this Agreement:
a.
Benefits Trigger. The term “Benefits Trigger” shall mean that either (i) you do not voluntarily resign from your employment or you are not terminated by the Company for Cause before March 31, 2024 (unless the Company requests that you continue in your capacity as Chief Financial Officer, in which case, you must not voluntarily resign from your employment or you must not be terminated for by the Company for Cause before the earlier of (x) the CFO Transition Date and (y) June 30, 2024, or such later date as the Parties may mutually agree in writing), you satisfactorily perform the Transition Services, you adhere to your obligations in this Agreement, and you do not voluntarily resign as the Company’s Chief Financial Officer prior to the CFO Transition Date; (ii) you are subject to an Involuntary Termination prior to the later of (x) March 31, 2024 or (y) if the Company requests that you continue in your capacity as Chief Financial Officer, the earlier of (A) the CFO Transition Date and (B) June 30, 2024, or such later date as the Parties may mutually agree in writing (and a Change in Control does not occur within the three (3) months prior to the Separation Date or twelve (12) months after the Separation Date); or (iii) you voluntarily resign with 30 days written notice after the CFO Transition Date. For the avoidance of doubt only, and without limiting the scope of this provision, the Benefits Trigger shall include any circumstances where the Company terminates your employment without Cause prior to March 31, 2024.
b.
Cause. The term “Cause” shall mean:
i.
a material failure by you to comply with the Company’s written policies or rules after being provided written notice and 30 days’ opportunity to cure and, after such notice period, you have not cured the material failure alleged in the Company’s written notice;

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ii.
your conviction of, or plea of “guilty” or “no contest” to, a crime involving moral turpitude, deceit, dishonesty or fraud that has caused harm to the Company or any affiliate of the Company;
iii.
your continued failure to perform (other than by reason of Disability) your duties and responsibilities assigned or delegated after receiving written notification of such failure from the Company and 15 days’ opportunity to cure;
iv.
any intentional act of dishonesty, deceit, fraud, moral turpitude, misconduct, breach of trust or acts intentionally against the financial or business interests of the Company by you, or your use or possession of illegal drugs in the workplace;
v.
the material breach by you of any of your obligations under any agreement between you and the Company after being provided written notice and 30 days’ opportunity to cure and, after such notice period, you have not cured the material failure alleged in the Company’s written notice; or
vi.
your failure to cooperate in good faith with a governmental or internal investigation of the Company or its directors, officers or employees, if the Company has requested your cooperation.

For purposes of this definition of Cause, no act, or failure to act, will be deemed “willful” or “intentional” if done or omitted to be done by the Employee in good faith with a reasonable belief that Employee’s act, or failure to act, was in the best interest of the Company.

c.
Change in Control. The term “Change in Control” shall mean (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities; (ii) the consummation of a merger or consolidation of the Company with or into any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or (iii) the sale, transfer or other disposition of all or substantially all of the Company’s assets.
d.
Code. The term “Code” shall mean the Internal Revenue Code of 1986, as amended.
e.
Disability. The term “Disability” shall mean that the Employee is unable to engage in any substantial gainful activity as required to perform his material duties (with reasonable accommodation) by reason of any medically determinable physical or mental impairment which can be expected to result in death or to last for a continuous period of not less than twelve months.
f.
Involuntary Termination. The term “Involuntary Termination” shall mean either the Employee’s (i) Termination Without Cause or (ii) Resignation for Good Reason.
g.
Resignation for Good Reason. The term “Resignation for Good Reason” means a Separation as a result of the Employee’s resignation within 12 months after one of the following conditions has come into existence without the Employee’s written consent:

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i.
a material diminution in your compensation;
ii.
relocation of your principal workplace (i.e., Boston, Massachusetts) by more than fifty (50) miles away from the location which you were working immediately prior to the required relocation without your prior consent; or
iii.
a material breach of the Company’s obligation under any agreement between the Company and you.

A Resignation for Good Reason shall not be deemed to have occurred unless the Employee gives the Company written notice of the condition within 60 days after the condition comes into existence and the Company fails to remedy the condition within 30 days after receiving the Employee’s written notice.

For the avoidance of doubt, the appointment of your successor as Chief Financial Officer of the Company shall not constitute Good Reason.

h.
Separation. The term “Separation” shall mean a “separation from service,” as defined in the regulations under Section 409A of the Code.
i.
Severance Benefits. The term “Severance Benefits” shall mean the applicable severance payments and the Equity Benefits, if any, as set forth in the Termination Benefits section of this Agreement.
j.
Termination Without Cause. The term “Termination Without Cause” means a Separation as a result of a termination of the Employee’s employment by the Company without Cause and other than as a result of Disability.
20.
Headings; Sub-Headings: Headings and sub-headings of the paragraphs and sub-paragraphs of this Agreement and the Release are intended solely for convenience of reference and no provision of this Agreement or the Release is to be construed based upon the heading or sub-heading of any paragraph or sub-paragraph.
21.
Severability: The provisions of this Agreement are severable, and if any part of the Agreement is found to be invalid or unenforceable, the other parts shall remain valid and enforceable.
22.
Modification; Counterparts; Electronic/PDF Signatures: You agree this Agreement may not be altered, amended, modified, or otherwise changed except by another written agreement that specifically refers to this Agreement, executed an authorized representative of the Company (other than Employee) and an authorized representative of Employee. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute the same instrument. Counterparts may be delivered via facsimile, electronic mail, or other electronic transmission method, and may be executed using any electronic signature method complying with the United States ESIGN Act of 2000 (e.g., www.docusign.com). Any such counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
23.
Interpretation and Construction of Agreement: This Agreement shall be construed and interpreted under the laws of the state where you were last employed by the Company, Massachusetts, without regard to its conflict of law principles. Moreover, this Agreement shall not be construed against either party as the author or drafter of the Agreement.

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24.
Review of Transition Agreement; Expiration of Offer; Effective Date: You understand that you may take up to twenty-one (21) calendar days to consider this Agreement (the “Consideration Period”). You agree changes to this Agreement, whether material or immaterial, do not toll or restart the Consideration Period. If you choose to sign this Agreement before the Consideration Period ends, you represent: (i) you freely chose to do so after carefully considering its terms; (ii) you are knowingly and voluntarily waiving the remainder of the Consideration Period; and (iii) your decision to waive the remainder of the Consideration Period was not induced by the Company through fraud, misrepresentation, or a threat to withdraw or alter the offer prior to the expiration of the Consideration Period, or by providing different terms to you for signing this Agreement prior to the expiration of the Consideration Period. You affirm that you were advised to consult with an attorney before signing this Agreement. You also understand you may revoke this Agreement within seven (7) calendar days of signing (the “Revocation Period”) and that the Company will only provide you with the Severance Benefits after that Revocation Period has expired. Any revocation must be made in writing and delivered to Rob Orgel at rob.orgel@flywire.com. This Agreement is effective on the eighth (8th) calendar day after you sign it, provided, provided you have not revoked it (the “Effective Date”).

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If you agree to the terms outlined in this Agreement, please sign below and return it to me within the timeframe noted above.

Sincerely,

Flywire Corporation

By: /s/ Rob Orgel

Rob Orgel, President and Chief Operating Officer

Date: November 6, 2023

READ, UNDERSTOOD AND AGREED

/s/ Michael Ellis
Michael Ellis

Date: November 6, 2023

Attachments

Exhibit A: Confidentiality Agreement

Exhibit B: Release

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EXHIBIT A

Confidentiality Agreement

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EXHIBIT B

Release

This Release (the “Release”), which is Exhibit B to the Transition Agreement (the “Transition Agreement”) executed between Michael Ellis (“you”, “your”, or “Employee”) and Flywire Corporation (the “Company”), supplements the Transition Agreement. Company and Employee may be referred to herein collectively as the “Parties,” and each an individual “Party”. In consideration for the Severance Benefits (as defined in the Transition Agreement), if any, and the Release Benefit (as defined below), you agree to the following:

1.
Separation from Employment: Your last day of employment with the Company will be ________________ (the “Separation Date”).
2.
Severance Benefits: The Company shall pay you the Severance Benefits, if any, in accordance with and subject to the terms and conditions of the Transition Agreement and the Release.
3.
Final Pay and Benefits: You acknowledge and agree that the Company has provided you with your final pay, less lawful deductions (the “Final Pay”) through the Separation Date, in a timely manner and in accordance with your state’s law. Whether or not you execute this Release, you will be entitled to, and are not releasing your rights to, any benefits required to be provided to you pursuant to any employee benefit plans in which you are a participant. You may also have rights to continue your group health coverage under the federal law commonly called “COBRA” or a state law equivalent.
4.
General Release and Waiver of Claims: In exchange for the Severance Benefits, if applicable, and the Release Benefits, the sufficiency of which is hereby acknowledged, to the fullest extent permitted by law, you on behalf of yourself, your heirs, family members, executors, estates, agents and assigns, or any controlled affiliate and any trust or other entity of which you or your heirs, estates or family directly or indirectly hold a majority beneficial interest, fully, finally, and forever release and discharge the Company and its owners, agents, officers, shareholders, employees, directors, attorneys, subscribers, subsidiaries, affiliates, successors, investors, and assigns (collectively “Releasees”) of and from all claims and potential claims that may legally be waived by private agreement, whether known or unknown, whether specifically enumerated or not in this Agreement, which you have asserted or could assert against the Company arising out of or relating in any way to acts, circumstances, facts, transactions, or omissions based on facts occurring up to and including the date you sign this Release (the “Released Claims”). The Released Claims specifically include but are not limited to: claims under common law or equity; claims for additional compensation or benefits arising out of your employment or your separation from employment; wage and hour claims; unlawful discharge; breach of contract; breach of the covenant of good faith and fair dealing; fraud; violation of public policy; defamation; physical injury; emotional distress; negligence; claims under Title VII of the 1964 Civil Rights Act; the Age Discrimination in Employment Act (“ADEA”); Older Workers Benefit Protection Act (“OWBPA”); the Employee Retirement Income Security Act of 1974 (“ERISA”); the Americans with Disabilities Act; the Workers Adjustment and Retraining Notification Act (“WARN”); the Equal Pay Act; the Family Medical Leave Act; the Civil Rights Act of 1866; the Pregnancy Discrimination Act; the Pregnant Workers Fairness Act; the Massachusetts Wage Act (M.G.L. c. 149, §§ 148 et seq.); the Massachusetts Minimum Fair Wage Law (M.G.L. c. 151) ; the Massachusetts Civil Rights Act; the Massachusetts Fair Employment Practices Act; the Massachusetts Equal Rights Law; the Massachusetts Equal Pay Act; the anti-discrimination provisions of the Massachusetts Paid Family and Medical Leave law; the Massachusetts COVID-19 Emergency Earned Sick Time law; the Massachusetts Privacy Act; the Florida Civil Rights Act (§§ 760.01 to 760.11, Fla. Stat.); the Florida Whistleblower Protection Act (§§ 448.101 to 448.105, Fla. Stat.); the Florida Workers' Compensation Retaliation provision

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(§ 440.205, Fla. Stat.); the Florida Minimum Wage Act (§ 448.110, Fla. Stat.);and any other federal, state, or local laws, constitution, rule, ordinance, order, and/or regulations, including their amendments and respective implementing regulations.
5.
Protected Rights:
a.
You understand that nothing in this Release limits your ability to file a charge or complaint with, to provide documents or information voluntarily or in response to a lawfully-served subpoena or other information request to, or to participate in an investigation or proceeding conducted by, the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Securities and Exchange Commission, or any other federal, state, or local government agency or commission (each, a “Government Agency”). You further understand this Release does not limit your ability to communicate with any Government Agency or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company. This Release does not limit your right to receive an award for information provided to any Government Agency.
b.
You understand that nothing in this Release: (i) applies to claims for unemployment or workers’ compensation benefits; (ii) applies to claims arising after the date you sign this Release; (iii) applies to claims for reimbursement of expenses under the Company’s expense reimbursement policies; (iv) applies to claims for any vested rights under the Company’s ERISA-covered employee benefit plans as applicable on the date you sign this Release; (v) applies to claims that controlling law clearly states may not be released by private agreement; (vi) limits or affects your right, if any, to challenge the validity of this Release under the ADEA or the OWBPA; (vii) applies to a non-disclosure or non-disparagement clause agreed to before a dispute arises involving a nonconsensual sexual act or sexual contact, including when the victim lacks capacity to consent, or relating to conduct that is alleged to constitute sexual harassment; (viii) shall be deemed to be a waiver or release by you of any rights of yours to indemnification, contribution or defense from or through the Company or its insurers, under the Company’s (or its affiliates’) charter or Bylaws, or under applicable law, with respect to prior actions or inactions relating in any way to Employee’s duties as a director, employee or officer of the Company (including pursuant to the Indemnification Agreement) or claims under any directors’ and officers’ liability insurance policy (or similar policy); (ix) shall be deemed a waiver or release by you of your right to enforce the terms of the Transition Agreement or the Release; or (x) precludes you from exercising your rights, if any, under Section 7 of the National Labor Relations Act (“NLRA”) or under similar state law to engage in protected, concerted activity with other employees, including discussing your compensation or terms and conditions of employment. However, by signing this Release, you are waiving your right to recover any individual relief, including any backpay, frontpay, reinstatement or other legal or equitable relief, in any charge, complaint, or lawsuit or other proceeding brought by you or on your behalf by any third party, except for any right you may have to receive a payment or award from a Government Agency (and not the Company) for information provided to said Government Agency and except as provided under applicable law.
c.
Notwithstanding your confidentiality obligations to the Company under the Confidentiality Agreement, this Release, and otherwise, you understand that as provided by the Federal Defend Trade Secrets Act, you will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret made: (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (ii) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.
d.
Notwithstanding the above, you understand that upon the Release Effective Date (defined below), this Release will be final and binding. You promise not to pursue any claim released by

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this Release. Notwithstanding the foregoing, although you are releasing claims you may have under the ADEA and the OWBPA, you may challenge the knowing and voluntary nature of this release before a court, the Equal Employment Opportunity Commission or any other Government Agency charged with the enforcement of any employment laws.
6.
Equity:
a.
Options. On April 26, 2015, you were granted a stock option (the “First Option”) to purchase 516,873 shares of the Company’s common stock (the “Common Stock”) under the Company’s 2009 Equity Incentive Plan (the “2009 Plan”). On November 28, 2018, you were granted a stock option (the “Second Option”) to purchase 195,000 shares of Common Stock under the Company’s 2018 Equity Incentive Plan (the “2018 Plan”). On January 21, 2021, you were granted an additional stock option (the “Third Option” and collectively with the First Option and the Second Option, the “Options”) to purchase an additional 195,000 shares of Common Stock under the 2018 Plan. As of the Separation Date, assuming a Separation Date of June 30, 2024 (and in the case of your resignation that you have provided at least 30 days written notice to the Company) and that the Company’s Board of Directors or its Compensation Committee approved the Equity Benefits: (i) all of the shares subject to the First Option have vested, __________ of which remain exercisable, (ii) all of the shares subject to the Second Option have vested, __________ of which remain exercisable, and (iii) all of the shares subject to the Third Option have vested, of which __________ and remain exercisable. You have exercised and subsequently sold certain of the shares subject to the Options. You acknowledge and agree that based on the Form 4 filed with the U.S. Securities and Exchange Commission (the “SEC”) on ______________ you currently hold __________ of Common Stock (excluding any unvested RSUs (defined below)). Pursuant to the applicable notice of stock option grants and stock option agreements (each, collectively, a “Stock Option Agreement”) between you and the Company, any vested shares subject to your Options shall remain exercisable at any time until the date three months after the Separation Date (and such shares to the extent unexercised will expire on such date). Any unvested shares subject to your Options will expire on the Separation Date for no consideration. The Stock Option Agreements and, if applicable, any agreements or notices pursuant to which you acquired or acquire any shares subject to your Options will remain in full force and effect, and you agree to remain bound by those agreements.
b.
RSUs. On March 4, 2022, the Company granted you 90,014 restricted stock units (the “First RSUs”) of the Company pursuant to a Restricted Stock Unit Award Agreement (the “First RSU Agreement”). As of the Separation Date, assuming a Separation Date of June 30, 2024 (and in the case of your resignation that you have provided at least 30 days written notice to the Company) and that the Company’s Board of Directors or its Compensation Committee approved the Equity Benefits, you will have satisfied the time-based vesting requirement with respect to 69,221 of the First RSUs (the “First Grant Vested RSUs”) and you will not have satisfied the time-based vesting requirement with respect to 20,793 of the First RSUs (the “First Grant Unvested RSUs”). On March 14, 2023, the Company granted you 101,023 restricted stock units (the “Second RSUs” and together with the First RSUs, the “RSUs”) pursuant to a Restricted Stock Unit Award Agreement (the “Second RSU Agreement” and together with the First RSU Agreement, the “RSU Agreements”). As of the Separation Date, assuming a Separation Date of June 30, 2024 (and in the case of your resignation that you have provided at least 30 days written notice to the Company) and that the Company’s Board of Directors or its Compensation Committee approved the Equity Benefits, you will have satisfied the time-based vesting requirement with respect to 52,637 of the Second RSUs (the “Second Grant Vested RSUs” and together with the First Grant Vested RSUs, the “Vested RSUs”) and you will not have satisfied the time-based vesting requirement with respect to 48,386 of the Second RSUs (the “Second Grant Unvested RSUs” and together with the First Grant Unvested RSUs, the “Unvested RSUs”). The Vested RSUs have settled or will settle pursuant to the terms of the RSU Agreements and the then-Unvested RSUs will terminate on the Separation Date. The RSU Agreements will remain in full force and effect and you agree to be bound by those Agreements.

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c.
ESPP. You elected to participate in the Company’s Employee Stock Purchase Plan (the “ESPP”). As of the Separation Date you will no longer be able to participate in the ESPP. Any contributions to the ESPP you made during the offering period in effect at the time of your termination will be used to purchase shares or returned to you, in accordance with the ESPP’s terms. Please refer to the Fidelity NetBenefits platform for the details regarding your equity holdings, if any.
d.
Except as set forth in this Equity section, you further acknowledge and agree that you do not have any other rights to receive, acquire, possess or vest into any additional shares of Common Stock or any other shares, warrants, securities, derivative securities or other class of capital stock of the Company or any of its parent, subsidiary or affiliated entities.
7.
Transition Agreement Remains Effective: You understand and agree that except as expressly provided herein, this Release does not otherwise modify or supersede the provisions of the Transition Agreement. Except as otherwise defined in this Release, all capitalized terms used in this Release shall have the same meaning as used in the Transition Agreement.
8.
Return of Company Property: You acknowledge and agree that as a condition precedent for the Severance Benefits and the Release Benefits, you must return to the Company all of its property and data of any type in your possession, custody, or control including, but not limited to keys, access codes or devices, physical or electronically stored documents or files, cell phone, and passwords (“Company Property”) on the Separation Date. You further agree to return all the Company’s property and data in the same working condition in which they were issued to you. Notwithstanding anything to the contrary in this Release, you are allowed to retain your laptop computer (the “Company Laptop”) and printer (the “Company Issued Computer and Printer Benefit”). The Company Issued Computer and Printer Benefit is also contingent upon you submitting the Company Laptop back to the Company for purposes of allowing the Company to wipe all Company information and programs from the Company Laptop on or before the Separation Date. Once wiped by the Company, subject to the conditions set forth herein, the Company Laptop will be provided to you in “as is” condition, without warranty or guarantee.
9.
Proprietary Information and Restrictive Covenants: You acknowledge that you are bound and continue to be bound by the Company’s Employee Invention Assignment and Confidentiality Agreement (the “Confidentiality Agreement”), a copy of which is attached hereto as Exhibit I.
10.
Confidentiality: Except as required by law and subject to the Protected Rights paragraph above, you must keep the existence, contents, terms, and conditions of this Release confidential and may not disclose them except to your immediate family, accountant(s), attorneys, or under subpoena or court order. If asked for information about this Release, you will simply respond that you and the Company have separated on agreed terms. Any breach of this Confidentiality paragraph shall be deemed a material breach of this Release.
11.
No Disparagement: Subject to the Protected Rights paragraph above, you agree that you will never intentionally make any disparaging, defamatory, or negative statements, publicly or privately, online or offline, orally or in writing about the Company or its stockholders, directors, officers, employees, products, services or business practices, your employment with the Company, or the termination of that employment. In exchange for your entering into this Release, the Company agrees that the Company shall direct its officers and directors not to make any disparaging, defamatory or negative statements, publicly or privately, online or offline, orally or in writing, about you, your employment with the Company or the termination of your employment or your relationship with the Company, except to the extent required by law (the “Release Benefit”). You acknowledge and agree that the Release Benefit is an additional benefit provided to you in exchange for your acceptance of the terms in this Release, and that you would not otherwise be entitled to the Release Benefit.

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12.
Restricted Activities. For a period of nine (9) months following the Separation Date, you hereby agree that you will not directly or indirectly engage in any Competitive Activities (as defined in the Transition Agreement) (a) anywhere the Company offers its services or has customers during your employment with the Company or where your use or disclosure of the Company’s proprietary information could materially disadvantage the Company regardless of your physical location; or (b) anywhere within a fifty (50) mile radius of any physical location where you worked for the Company. The foregoing timeframes shall be increased by the period of time beginning from the commencement of any violation of the foregoing provisions until such time as you have cured such violation.

For the purposes of this Restricted Activities section, “the Company” includes the Company and all other persons or entities that control, are controlled by or are under common control with the Company and for whom Employee performed responsibilities or about whom Employee has any of the Company’s proprietary information.

13.
Cooperation: You agree to cooperate with the Company relating to matters within your knowledge or responsibility. Without limiting this commitment, you agree (a) to meet with Company representatives, its counsel, or other designees at mutually convenient times and places with respect to any items within the scope of this provision; (b) to provide truthful testimony regarding same to any court, agency, or other adjudicatory body; (c) to execute such instruments and documents necessary to transition contracts, accounts and licenses to a Company designee following your termination of employment, subject to the Indemnification Agreement; and (d) to provide the Company with notice of contact by any non-governmental adverse party or such adverse party’s representative, except as may be required by law. The Company will reimburse you for reasonable expenses in connection with the cooperation described in this paragraph.
14.
Employee Representations: You represent and warrant the following:
a.
You do not have a claim against the Company or the Releasees, or otherwise have not made internal, administrative, or judicial complaints, claims, or actions against or regarding the Company or the Releasees, for claims you are releasing in this Release;
b.
You have reported to the Company any work-related injuries or occupational illnesses sustained by you during your employment with the Company;
c.
You have been properly provided any leaves of absence requested and available to you based on your or your family members’ health or medical condition or military service, and have not been subjected to any improper treatment, conduct, or actions due to a request for or taking such leave;
d.
With receipt of your Final Pay, you have received all compensation due because of services you performed for the Company;
e.
You have been properly provided paid time off and, consistent with the Company’s non-accrual vacation policy, you will not have any accrued but unused vacation time or paid time off as of the Separation Date for which you are entitled to payment; and
f.
You are not aware of any conduct by any person that violates Company policy or the Company’s legal, compliance, or regulatory obligations, or any other suspected ethical or compliance issues by the Company or the other Releasees that you have not brought to the attention of the Company.
15.
No Admission of Liability: This Release shall not be construed or contended by you to be an admission or evidence of any wrongdoing, unlawful conduct, or liability by the Company or the

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Releasees. This Release shall be afforded the maximum protection allowable under Federal Rule of Evidence 408 and/or any other state or federal law of similar effect. However, the Parties agree that this Release may be used as evidence in a subsequent proceeding in which any of the Parties allege a breach of this Release or as a complete defense to any lawsuit brought by any party.
16.
Severability: The provisions of this Release are severable, and if any part of the Release is found to be invalid or unenforceable, the other parts shall remain valid and enforceable.
17.
Modification; Counterparts; Electronic/PDF Signatures: You agree this Release may not be altered, amended, modified, or otherwise changed except by another written agreement that specifically refers to this Release, executed by an authorized representative of the Company (other than Employee) and an authorized representative of Employee. This Release may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute the same instrument. Counterparts may be delivered via facsimile, electronic mail, or other electronic transmission method, and may be executed using any electronic signature method complying with the United States ESIGN Act of 2000 (e.g., www.docusign.com). Any such counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
18.
Interpretation and Construction of Release: This Release shall be construed and interpreted under the laws of the state where you were last employed by the Company, Massachusetts, without regard to its conflict of law principles. Moreover, this Release shall not be construed against either party as the author or drafter of the Release.
19.
Review of Release; Effective Date: You understand that you may take up to twenty-one (21) calendar days to consider this Release (the “Release Consideration Period”). You agree changes to this Release, whether material or immaterial, do not toll or restart the Release Consideration Period. If you choose to sign this Release before the Release Consideration Period ends, you represent: (i) you freely chose to do so after carefully considering its terms; (ii) you are knowingly and voluntarily waiving the remainder of the Release Consideration Period; and (iii) your decision to waive the remainder of the Release Consideration Period was not induced by the Company through fraud, misrepresentation, or a threat to withdraw or alter the offer prior to the expiration of the Release Consideration Period, or by providing different terms to you for signing this Release prior to the expiration of the Release Consideration Period. You affirm that you were advised to consult with an attorney before signing this Release. You also understand you may revoke this Release within seven (7) calendar days of signing (the “Release Revocation Period”) and that the Company will only provide you with the Severance Benefits and the Release Benefits after that Release Revocation Period has expired. Any revocation must be made in writing and delivered to Rob Orgel at rob.orgel@flywire.com. This Release is effective on the eighth (8th) calendar day after you sign it, provided you have not revoked it (the “Release Effective Date”).

YOU AGREE THAT YOU HAVE CAREFULLY READ THIS RELEASE, THAT YOU HAVE BEEN GIVEN AMPLE OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, THAT YOU ARE RECEIVING SUBSTANTIAL BENEFITS AS A RESULT OF THIS RELEASE, AND THAT YOU ARE VOLUNTARILY SIGNING THIS RELEASE BY YOUR OWN FREE ACT. THIS RELEASE CONSTITUTES A VOLUNTARY AND KNOWING WAIVER OF RIGHTS UNDER THE LAWS AND STATUTES REFERENCED ABOVE.

YOU UNDERSTAND THAT YOU ARE NOT TO SIGN THIS RELEASE PRIOR TO THE SEPARATION DATE.

BY SIGNING BELOW, THE PARTIES INDICATE THEIR ACCEPTANCE OF THE TERMS OF THIS RELEASE AS OF THE DATE INDICATED BELOW.

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***DO NOT SIGN PRIOR TO SEPARATION DATE***

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If you agree to the terms outlined in this Release, please sign below and return it to me within the timeframe noted above.

Sincerely,

Flywire Corporation

By:______________________________________

Rob Orgel, President and Chief Operating Officer

Date: __________________________

READ, UNDERSTOOD AND AGREED

Michael Ellis

_______________________________________

Date: __________________________________

Attachments

Exhibit I: Confidentiality Agreement

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EXHIBIT I

Confidentiality Agreement

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